Exhibit 21.1

SUBSIDIARIES OF HUNTSMAN CORPORATION

Company	JURISDICTION
Huntsman (Argentina) S.R.L.	Argentina
HCPH Holdings Pty Limited	Australia
Huntsman Chemical Australia Holdings Pty Limited	Australia
Huntsman Chemical Australia Property Trust	Australia
Huntsman Chemical Australia Unit Trust	Australia
Huntsman Chemical Company Australia (Holdings) Pty Ltd.	Australia
Huntsman Chemical Company Australia Pty Limited	Australia
Huntsman Corporation Australia Pty Limited	Australia
Huntsman Pigments and Trading Pty Ltd	Australia
Huntsman Polyurethanes (Australia) Pty Limited	Australia
Huntsman Specialties Australia Pty Ltd	Australia
Huntsman Advanced Materials (Austria) GmbH	Austria
Huntsman Bangladesh Pte Limited	Bangladesh
UP “Huntsman‑NMG”	Belarus
Huntsman Advanced Materials (Europe) BVBA	Belgium
Huntsman (Belgium) BVBA	Belgium
Huntsman (Europe) BVBA	Belgium
Huntsman Textile Effects (Belgium) BVBA	Belgium
Huntsman Materials Belgium BVBA	Belgium
Huntsman Quimica Brasil Ltda	Brazil
Huntsman Corporation Canada Inc.	Canada
Huntsman International (Canada) Corporation	Canada
Huntsman P&A Canada Inc.	Canada
Huntsman P&A Investments LLC	Cayman Islands
Changshu Rockwood Pigments Co., Ltd.	China
Huntsman Advanced Materials (Guangdong) Company Limited	China
Huntsman Advanced Materials (Nanjing) Company Limited	China
Huntsman Chemical Trading (Shanghai) Ltd	China
Huntsman Chemistry R&D Center (Shanghai) Co., Ltd	China
Huntsman Pigments Taicang Company Ltd	China
Huntsman Polyurethanes (China) Ltd	China
Huntsman Polyurethanes Shanghai Ltd	China
Huntsman Textile Effects (China) Co., Ltd	China
Huntsman Textile Effects (Qingdao) Co., Ltd	China
Jurong Ningwu New Material Development Co. Ltd	China
Nanjing Jinling Huntsman New Material Co., Ltd	China
Sachtleben Trading (Shanghai) Company Limited	China
Shanghai Huntsman Polyurethanes Specialties Co., Ltd	China
Shanghai Lianheng Isocyanate Company Limited	China
Ever Wax Limited	Hong Kong, China
Huntsman Advanced Materials (Hong Kong) Limited	Hong Kong, China
Huntsman International (Hong Kong) Limited	Hong Kong, China
Huntsman Pigments Far East Limited	Hong Kong, China; Korea; Singapore
Huntsman Pigments Hong Kong Limited	Hong Kong, China
Hypogain Investments Limited	Hong Kong, China
Ningman International Trading (HongKong) Company Limited	Hong Kong, China
Wiry Enterprises Limited	Hong Kong, China
Huntsman (Colombia) Limitada	Colombia
Huntsman (Czech Republic) s.r.o.	Czech Republic
Technocom For Chemical Industries S.A.E.	Egypt
Huntsman P&A Finland Oy	Finland

Company	JURISDICTION
Holliday France S.A.S.	France
Holliday Pigments International S.A.S.	France
Holliday Pigments S.A.S.	France
Huntsman Advanced Materials (France) S.A.S.	France
Huntsman P&A France SAS	France
Brockhues GmbH & Co. KG	Germany
Huntsman Advanced Materials (Deutschland) GmbH	Germany
Huntsman (Germany) GmbH	Germany
Huntsman (Holdings) Germany GmbH	Germany
Huntsman International (Germany) GmbH	Germany
Huntsman International Trading Deutschland GmbH	Germany
Huntsman P&A Germany GmbH	Germany
Huntsman P&A Uerdingen GmbH	Germany
Huntsman P&A Wasserchemie GmbH	Germany
Huntsman Pigments Holding GmbH	Germany
Huntsman Textile Effects (Germany) GmbH	Germany
HUNTSMAN Verwaltungs GmbH	Germany
IRO Chemie Verwaltungsgesellschaft mbH	Germany
PUR‑Systems GmbH	Germany
Sachtleben Wasserchemie (Holding) GmbH	Germany
SASOL‑HUNTSMAN GmbH & Co. KG	Germany
SASOL‑HUNTSMAN Verwaltungs GmbH	Germany
Silo Pigmente GmbH	Germany
Huntsman Textile Effects (Guatemala) Ltda.	Guatemala
Huntsman Corporation Hungary Plc.	Hungary
Huntsman International (India) Private Limited	India
Huntsman Specialty Chemicals Pvt. Ltd.	India
Petro Araldite Private Limited	India
Swathi Organics and Specialties Private Limited	India
PT Huntsman Indonesia	Indonesia
Huntsman Advanced Materials (Italy) S.r.l.	Italy
Huntsman P&A Italy S.r.l.	Italy, UAE
Huntsman Patrica S.r.l.	Italy
Huntsman Pigments S.p.A.	Italy
Softech Solution S.r.l.	Italy
Tecnoelastomeri S.r.l.	Italy
Huntsman Japan KK	Japan
Nippon Aqua Co., Ltd	Japan
Huntsman (Korea) Limited	Korea
Vantico Group S.à r.l.	Luxembourg
Vantico International S.à r.l.	Luxembourg
Venator Finance S.à r.l.	Luxembourg
Huntsman Global Business Services Sdn. Bhd.	Malaysia
Huntsman P & A Asia Sdn. Bhd.	Malaysia
Pacific Iron Products Sdn Bhd	Malaysia
Huntsman de Mexico, S.A. de C.V.	Mexico
Huntsman International de Mexico S. de R.L. de C.V.	Mexico
Huntsman Servicios Mexico S. de R.L. de C.V.	Mexico
Huntsman Textile Effects Mexico S. de R.L. de C.V.	Mexico
BASF Huntsman Shanghai Isocyanate Investment B.V.	Netherlands
Chemical Blending Holland B.V.	Netherlands
Huntsman Advanced Materials (Netherlands) B.V.	Netherlands
Huntsman China Investments B.V.	Netherlands
Huntsman (Holdings) Netherlands B.V.	Netherlands

Company	JURISDICTION
Huntsman Holland B.V.	Netherlands
Huntsman Holland Iota B.V.	Netherlands
Huntsman Investments (Netherlands) B.V.	Netherlands
Huntsman MA Investments (Netherlands) C.V.	Netherlands
Huntsman (Netherlands) B.V.	Netherlands, Lithuania, Russia, Serbia, Ukraine
Huntsman Shanghai China Investments B.V.	Netherlands
International Polyurethane Investments B.V.	Netherlands
Chemplex (NZ) Holdings Limited	New Zealand
Huntsman Chemical Company New Zealand Limited	New Zealand
Huntsman Textile Effects Pakistan (Private) Limited	Pakistan
Huntsman Textile Effects (Panama) S. de R.L.	Panama
Huntsman (Poland) Sp.zo.o	Poland
LLC Huntsman CIS	Russia
OOO “TD Policom”	Russia
ZAO Huntsman—NMG	Russia
Arabian Amines Company	Saudi Arabia
Huntsman APC Limited	Saudi Arabia
International Diol Company	Saudi Arabia
Huntsman Advanced Materials (Singapore) Pte Ltd	Singapore
Huntsman (Singapore) Pte Ltd	Singapore, Viet Nam
Huntsman Textile Effects Singapore Pte. Ltd.	Singapore
Huntsman Investments South Africa (Proprietary) Limited	South Africa
Huntsman P&A Africa (Pty) Limited	South Africa
Holliday Chemical España S.A.U.	Spain
Huntsman Advanced Materials (Spain) S.L.U.	Spain
Huntsman P&A Spain S.L.U.	Spain
Mineral Feed, S.L.	Spain
Oligo S.A.	Spain
Huntsman Norden AB	Sweden, Denmark, Finland
Huntsman Advanced Materials Licensing (Switzerland) GmbH	Switzerland
Huntsman Advanced Materials (Switzerland) GmbH	Switzerland, South Africa
Huntsman Textile Effects (Switzerland) GmbH	Switzerland
Pensionkasse Huntsman (Switzerland)	Switzerland
Huntsman Advanced Materials (Taiwan) Corporation	Taiwan
Huntsman (Taiwan) Limited	Taiwan
Huntsman (Thailand) Limited	Thailand
EMA Kimya Sistemleri Sanayi ve Ticaret A.S.	Turkey
Huntsman Pürsan Chemicals Kimya Sanayi Ve Ticaret Limited Sirketi	Turkey
Huntsman Tekstil Ürünleri Kimya ve Dis Ticaret Limited Sirketi	Turkey
Limited Liability Company Huntsman (Ukraine)	Ukraine
OOO “Huntsman‑NMG”	Ukraine
Huntsman Advanced Materials (UAE) FZE	United Arab Emirates
Creambay Limited	U.K.
Excalibur Realty UK Limited	U.K.
Huntsman Advanced Materials Holdings (UK) Limited	U.K.
Huntsman Advanced Materials (UK) Limited	U.K.
Huntsman Corporation UK Limited	U.K.
Huntsman Europe Limited	U.K.
Huntsman (Holdings) UK	U.K.
Huntsman International Europe Limited	U.K.
Huntsman Investments (UK) Limited	U.K.
Huntsman Materials UK Limited	U.K.
Huntsman Nominees (UK) Limited	U.K.

Company	JURISDICTION
Huntsman Offshore Investments Limited	U.K.
Huntsman P&A UK Limited	U.K.
Huntsman Pension Trustees Limited	U.K.
Huntsman Pigments Holdings UK Limited	U.K., Netherlands
Huntsman Petrochemicals (UK) Holdings	U.K.
Huntsman Pigments Holdings UK Limited	U.K.
Huntsman Pigments (UK) Limited	U.K.
Huntsman Polyurethanes Sales Limited	U.K.
Huntsman Polyurethanes (UK) Limited	U.K.
Huntsman Polyurethanes (UK) Ventures Limited	U.K.
Huntsman Spin (Holdings) UK Limited	U.K.
Huntsman Spin Investments UK Limited	U.K.
Huntsman Spin UK Limited	U.K.
Huntsman Surface Sciences Overseas Limited	U.K.
Huntsman Surface Sciences UK Limited	U.K.
Huntsman Trustees Limited	U.K.
Huntsman (UK) Limited	U.K.
Huntsman Vantico Limited	U.K.
Inorganic Pigments Limited	U.K.
Tioxide Group	U.K.
Tioxide Group Services Limited	U.K.
Tioxide Overseas Holdings Limited	U.K.
Venator Materials PLC	U.K.
Airstar Corporation	USA—Utah
Chemical Specialties LLC	USA—North Carolina
HF II Australia Holdings Company LLC	USA—Utah
Huntsman Advanced Materials Americas LLC	USA—Delaware
Huntsman Advanced Materials LLC	USA—Delaware
Huntsman Australia Holdings LLC	USA—Utah
Huntsman Australia LLC	USA—Utah
Huntsman Chemical Purchasing LLC	USA—Utah
Huntsman Enterprises LLC	USA—Utah
Huntsman Ethyleneamines LLC	USA—Texas
Huntsman Fuels GP LLC	USA—Delaware
Huntsman Fuels LLC	USA—Texas
Huntsman International Financial LLC	USA—Delaware
Huntsman International Fuels LLC	USA—Texas
Huntsman International Investments LLC	USA—Delaware
Huntsman International LLC	USA—Delaware
Huntsman International Trading Corporation	USA—Delaware
Huntsman MA Investment Corporation	USA—Utah
Huntsman MA Services Corporation	USA—Utah
Huntsman P&A Americas LLC	USA—Delaware
Huntsman Petrochemical LLC	USA—Delaware
Huntsman Petrochemical Purchasing LLC	USA—Utah
Huntsman Pigments LLC	USA—Delaware
Huntsman Procurement LLC	USA—Utah
Huntsman Propylene Oxide LLC	USA—Texas
Huntsman Purchasing, Ltd.	USA—Utah
Huntsman Receivables Finance II LLC	USA—Delaware
Huntsman Receivables Finance LLC	USA—Delaware
Huntsman SA Investment Corporation	USA—Utah
Huntsman Styrenics Investment Holdings, L.L.C.	USA—Delaware
Huntsman Styrenics Investment, L.L.C.	USA—Delaware

Company	JURISDICTION
Huntsman Surfactants Technology Corporation	USA—Utah
International Risk Insurance Company	USA—Utah
Louisiana Pigment Company, L.P.	USA—Delaware
Rubicon LLC	USA—Utah
Tioxide Americas (Holdings) LLC	USA—Delaware
Venator Materials LLC	USA—Delaware
Viance, LLC	USA—Delaware
Huntsman Corporation, C.A.	Venezuela